                                                                   EXHIBIT 10.63


                             SUBORDINATION AGREEMENT

         This Subordination Agreement (this "Agreement") is made as of September 7, 2000, by Firstar Bank of Minnesota as Trustee under the Indenture referred to below (in such capacity, herein called the "Mortgage Holder") and TransTexas Gas Corporation, a Delaware corporation (herein called "TransTexas") for the benefit of Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P. (herein collectively called the "Production Payment Owners").

                                    RECITALS:

         1. The Mortgage Holder and TransTexas have entered into that certain Indenture dated as of March 15, 2000 (herein, as from time to time amended or supplemented, called the "Indenture"), for the equal and ratable benefit of the holders of TransTexas's Senior Secured Notes due 2005. Pursuant to the Indenture, TransTexas has executed and delivered certain mortgages, deeds of trust, security agreements and financing statements (collectively, the "Security Documents") to secure such Notes. A true and complete list of such Security Documents which burden properties in Texas is attached as Schedule 1 hereto and made a part hereof. Each deed of trust and mortgage listed on Schedule 1 is herein called a "Mortgage".

         2. As described in Section 9.2 of each Mortgage, TransTexas has heretofore executed and delivered to the Production Payment Owners that certain Production Payment Conveyance made effective as of 9:00 a.m., Houston, Texas time on March 1, 2000 (defined in each such Section 9.2 as the "Production Payment Conveyance" and herein called the "Original Conveyance"), pursuant to which TransTexas conveyed and assigned to the Production Payment Owners a certain production payment (defined in each such Section 9.2 as the "Production Payment" and herein called the "Original Production Payment"). As described in
Section 9.2 of each Mortgage, the Original Conveyance was given pursuant to an Order of the United States Bankruptcy Court. As contemplated in such Court Order, the Original Conveyance has heretofore been supplemented by a First Supplement to Production Payment Conveyance, dated as of June 7, 2000 (the "First Supplement"), to increase the unliquidated balance of the "Primary Sum" thereunder. The Original Conveyance and the First Supplement have been recorded as set forth in Schedule 1 to Exhibit A hereto.

         3. Concurrently herewith, in consideration of funds to be paid to TransTexas, TransTexas and the Production Payment Owners are executing and delivering that certain Second Supplement to Production Payment Conveyance of even date herewith (the "Second Supplement") which further supplements and amends the Original Conveyance. A true and correct copy of the Second Supplement is attached as Exhibit A hereto and made a part hereof. As used herein, "Conveyance" means the Original Conveyance as amended and supplemented by the First Supplement and the Second Supplement, and "Production Payment" has the meaning given to such term in the Conveyance.

         4. Under the Indenture, the Production Payment constitutes "First Lien Debt" secured by a "Permitted Lien" (as such terms are defined in the Indenture). Pursuant to Section 11.2(c) of the Indenture, TransTexas has delivered a "Subordination Request" to the Mortgage


                                                               Second Supplement

Holder, asking the Mortgage Holder to enter into this Agreement in order to subordinate the Mortgage Holder Liens to the Production Payment and the Conveyance (after taking the Second Supplement into account), and TransTexas has satisfied the conditions in such Section 11.2(c). (As used herein, "Mortgage Holder Liens" means all liens, security interests, assignments (of production or otherwise) and other rights or interests of the Mortgage Holder at any time existing on or in any properties or assets of TransTexas which are in any way subject to the Production Payment or the Conveyance, whether such liens, security interests, assignments and other rights or interests arise under the Indenture or the Security Documents or by operation of law or otherwise.)

         NOW, THEREFORE, in consideration of the foregoing, and in order to induce the Production Payment Owners to enter into the Second Supplement and pay funds to TransTexas in connection therewith, the Mortgage Holder and TransTexas hereby agree as follows:

         Section 1. Subordination. The Production Payment and the proceeds thereof are and hereafter shall be senior in right and priority to all Mortgage Holder Liens, regardless of the relative priority of the Mortgage Holder Liens and the Production Payment as determined without regard to this Agreement, and the same shall have the same validity and effect as if the Conveyance (including all supplements thereto) had been executed, delivered and properly recorded prior to the date and time of execution of the Indenture and the date and time of execution and recordation of the Security Documents. All references in
Section 9.2 of each Mortgage to the "Production Payment Conveyance" shall hereafter refer to the Conveyance, as defined herein, and all references in
Section 9.2 of each Mortgage to the "Production Payment Conveyance" shall henceforth refer to the Production Payment Conveyance, as defined herein. As so modified, the terms of Section 9.2 of each Mortgage are hereby ratified and confirmed.

         Section 2. Acknowledgment of Reliance. The parties acknowledge and agree that Production Payment Owners have entered into the Second Supplement in reliance on the priority of the Conveyance, and thus are relying on the waiver, relinquishment and subordination set forth herein.

         Section 3. Governing Law. This Agreement shall be deemed a contract and instrument made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such state and the laws of the United States of America, without regard to principles of conflicts of law.

         Section 4. Invalidity of Particular Provisions. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 5. Successors and Assigns. This Agreement shall pass to and be fully binding upon and inure to the benefit of the successors and assigns of each party hereto (including the Production Payment Owners).


                                                               Second Supplement

         Section 6. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the dates set out below in their respective acknowledgments, to take effect as of the date first above written.


MORTGAGE HOLDER:                        FIRSTAR BANK, N.A.,
                                        as Trustee under the Indenture



                                        By:  /s/ FRANK P. LESLIE III
                                            ------------------------------------
                                            Name:   Frank P. Leslie III
                                                  ------------------------------
                                            Title:  Vice President
                                                   -----------------------------



TRANSTEXAS:                             TRANSTEXAS GAS CORPORATION



                                        By:  /s/ ED DONAHUE
                                            ------------------------------------
                                            Ed Donahue, Vice President



                                                               Second Supplement

STATE OF MINNESOTA       )
                         )
COUNTY OF RAMSEY         )


         The foregoing instrument was acknowledged before me on this 8th day of September, 2000, by Frank P. Leslie III, as Vice President of Firstar Bank, N.A., a national banking association, on behalf of such association in its capacity as Trustee under the above-described Indenture.


         [SEAL]                               /s/ ALYSSA M. NGUYEN
                                             -----------------------------------
                                              Notary Public, State of Minnesota


My commission expires:

-------------------------



STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )


         The foregoing instrument was acknowledged before me on this 11th day of September, 2000, by Ed Donahue as Vice President of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.


         [SEAL]                               /s/ NANCY L. JAMES
                                             -----------------------------------
                                              Notary Public, State of Texas


My commission expires:

-------------------------


                                                               Second Supplement

                                   SCHEDULE 1
                                       TO
                             SUBORDINATION AGREEMENT

                        SCHEDULE OF TEXAS RECORDING DATA


                                  COUNTERPARTS
                                     OF THE
               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT,
                           DATED AS OF MARCH 15, 2000,
            FROM TRANSTEXAS GAS CORPORATION, AS MORTGAGOR AND DEBTOR,
                         TO ROBERT M. GALPERIN, TRUSTEE,
                      FOR THE BENEFIT OF FIRSTAR BANK, N.A.
      IN ITS CAPACITY AS INDENTURE TRUSTEE, AS MORTGAGEE AND SECURED PARTY,
ARE RECORDED IN THE REAL PROPERTY RECORDS IN THE COUNTIES IN THE STATE OF TEXAS
                      AS SET FORTH IN THE FOLLOWING TABLE:


==================================================================================================================================
                                                                               RECORDING DATA
    COUNTY IN WHICH                                (REFERENCE IS ALSO MADE TO THE "NOTE" IMMEDIATELY FOLLOWING THIS TABLE)
    COUNTERPART IS                        ----------------------------------------------------------------------------------------
       RECORDED               DATE                                                                          REFERENCE / FILE /
 (EACH IN THE STATE OF         OF                                                                              INSTRUMENT /
        TEXAS)              RECORDING        VOL/BK         PAGE(S)           FILM CODE NUMBER               DOCUMENT NUMBER
======================= ================= ============  ===============  ==========================  =============================
        AUSTIN              03/16/00                                                                               001522
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
       BRAZORIA             03/16/00                                                                             00010929
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
        CALHOUN             03/21/00            250               86                                              0062749
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
       CHAMBERS             03/17/00         00-449        190 - 303                                               1688-B
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
       COLORADO             03/16/00            330        834 - 930
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
       GALVESTON            03/17/00                                            ###-##-####                  GAC200001259
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
        HARRIS              03/21/00                                            ###-##-####                       U286247
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
        HIDALGO             03/21/00                                                                               856646
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
       JIM HOGG             03/20/00             17        701 - 797                                               64,586
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
         KENT               03/16/00              2              129                                                  180
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
       LIVE OAK             03/20/00            380        407 - 505                                             00147280
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
      SAN JACINTO           03/16/00        00-1612      5898 - 5985
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
         STARR              03/16/00           0858        001 - 154                                               207934
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
       VAL VERDE            03/21/00            737        336 - 423                                              0179838
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
         WEBB               03/21/00            891        418 - 506                                               690351
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------


                                                               Second Supplement

==================================================================================================================================
                                                                               RECORDING DATA
    COUNTY IN WHICH                                (REFERENCE IS ALSO MADE TO THE "NOTE" IMMEDIATELY FOLLOWING THIS TABLE)
    COUNTERPART IS                        ----------------------------------------------------------------------------------------
       RECORDED               DATE                                                                          REFERENCE / FILE /
 (EACH IN THE STATE OF         OF                                                                              INSTRUMENT /
        TEXAS)              RECORDING        VOL/BK         PAGE(S)           FILM CODE NUMBER               DOCUMENT NUMBER
======================= ================= ============  ===============  ==========================  =============================
       WHARTON              03/20/00            361          1 - 129
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------
       ZAPATA               03/17/00            630          1 - 115                                               119228
----------------------- ----------------- ------------  ---------------  --------------------------  -----------------------------

NOTE: A COUNTERPART OF THE DEED OF TRUST REFERENCED ABOVE, WITH A COMPLETE EXHIBIT "A," IS RECORDED IN THE REAL PROPERTY RECORDS OF GALVESTON COUNTY, TEXAS, AS SET FORTH IN THE FOREGOING TABLE. AS TO THE COUNTERPARTS OF THE DEED OF TRUST REFERENCED ABOVE THAT ARE RECORDED IN THE REAL PROPERTY RECORDS OF OTHER COUNTIES IN THE STATE OF TEXAS (AS INDICATED IN THE TABLE ABOVE), THE EXHIBIT "A" ATTACHED TO EACH SUCH RECORDED COUNTERPART IDENTIFIES ONLY THOSE REAL PROPERTIES LOCATED IN THE COUNTY IN THE STATE OF TEXAS IN WHICH SUCH COUNTERPART IS RECORDED. FOR A COMPLETE LIST OF ALL REAL PROPERTIES IN ALL COUNTIES IN THE STATE OF TEXAS THAT ARE SUBJECT TO THE DEED OF TRUST REFERENCED ABOVE, REFER TO, AND REFERENCE IS HEREBY MADE FOR ALL PURPOSES TO, THE COUNTERPART OF THE DEED OF TRUST REFERENCED ABOVE THAT IS RECORDED IN THE REAL PROPERTY RECORDS OF GALVESTON COUNTY, TEXAS.

                          ADDITIONAL SECURITY DOCUMENTS

SECURITY AND PLEDGE AGREEMENT DATED AS OF MARCH 15, 2000, BY AND BETWEEN TRANSTEXAS GAS CORPORATION, A DELAWARE CORPORATION, AS DEBTOR, AND FIRSTAR BANK, N.A., IN ITS CAPACITY AS INDENTURE TRUSTEE FOR THE BENEFIT OF HOLDERS OF TRANSTEXAS GAS CORPORATION'S 15% SENIOR SECURED NOTES DUE 2005.

FINANCING STATEMENT OF FORM UCC-1 FROM TRANSTEXAS GAS CORPORATION, AS DEBTOR, TO FIRSTAR BANK, N.A., TRUSTEE, AS SECURED PARTY, FILED MARCH 27, 2000, IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS UNDER FILE NUMBER 0000460611.


                                                               Second Supplement

                                    EXHIBIT A

                                       TO

                             SUBORDINATION AGREEMENT


               SECOND SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE



                                                               Second Supplement